U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: August 3, 2004


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                    0-23379                    52-1377061
(State or Other Jurisdiction of    (Commission File           (IRS Employer
Incorporation or Organization)       Number)                Identification No.)


                3840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)



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Item 7.           Financial Statements and Exhibits

     The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a) Financial Statements -- none

         (b) Pro forma financial information -- none

         (c) Exhibits

     Number                         Description
     ------                         -----------

       99.1 Press release of I.C. Isaacs & Company, Inc. announcing its financial results for the three months and six months ended June 30, 2004.

Item 12.          Disclosure of Results of Operations and Financial Condition.

                  On August 3, 2004, the Registrant issued a press release announcing its financial results for the three months and six months ended June 30, 2004. Such press release is furnished herewith as Exhibit 99.1.






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                                   Signatures

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  I.C. Isaacs & Company, Inc.



Dated: August 3, 2004             By:      /s/ Peter J. Rizzo
                                      ------------------------------------------
                                      Peter J. Rizzo, Chief Executive Officer



                                          /s/ Robert J. Conologue
                                      ------------------------------------------
                                      Robert J. Conologue, Chief Operating
                                      Officer and Chief (Principal) Financial
                                      Officer

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